                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)        January 26, 1999
                                                  -----------------------------


                                   PLC SYSTEMS INC.
--------------------------------------------------------------------------------
                  (Exact name of Registrant as specified in charter)


                                   British Columbia
--------------------------------------------------------------------------------
                    (State or other jurisdiction of incorporation)


         1-11388                                          04-3153858
--------------------------                              ---------------
(Commission File Number)                       (IRS Employee Identification No.)

10 Forge Park, Franklin, Massachusetts                       02038
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code   (508) 541-8800
                                                   -----------------------------

                                    Not Applicable
--------------------------------------------------------------------------------
           (Former name or former address, if changed since last report)



                         THIS DOCUMENT CONSISTS OF 5 PAGES.

Item 5.  OTHER EVENTS.

           HCFA'S MEDICARE COVERAGE DECISION FOR TMR. PLC Systems Inc. (the "Company") announced today that the Health Care Financing Administration (HCFA) has released a decision memorandum recommending that Medicare provide coverage for transmyocardial revascularization ("TMR") performed with FDA approved devices. The Company's CO2
           Heart Laser(TM) System is the only device that has obtained FDA approval for commercial use to perform the TMR procedure. Although HCFA's recommendation is a significant step that will lead to Medicare reimbursement of TMR procedures, there may be a delay before hospitals and other health care providers actually receive reimbursement for TMR procedures. Moreover, there is no assurance that Medicare reimbursement, when provided, will be adequate to cover the cost of TMR procedures. Please refer to the Company's press release dated January 26, 1999, which is filed as Exhibit 20.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  EXHIBITS.

         Exhibit Number                          Description
         --------------       --------------------------------------------------
              20.1            Press Release dated January 26, 1999.

                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   PLC SYSTEMS INC.
                                            ----------------------------------
                                                     (Registrant)

Date: January 26, 1999                      By: /s/ JENNIFER MILLER
                                            ----------------------------------
                                               Jennifer Miller
                                               General Counsel



                                EXHIBIT INDEX

Exhibit                                                            Page
Number                        Description                         Number
--------    ----------------------------------------------------  -------
 20.1        Press Release dated January 26, 1999.                   4

                                       3